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                                                                    EXHIBIT 4.7

            FIRST AMENDMENT TO FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 17, 2000 but effective as of October 8, 1999, is entered into among GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Lender (in said capacity, "Administrative Lender").


                                   BACKGROUND

         1. Borrower, Lenders and Administrative Lender are parties to that certain Credit Agreement, dated as of August 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 1997, that certain Second Amendment to Credit Agreement, dated as of March 24, 1998, that certain Third Amendment to Credit Agreement, dated as of March 22, 1999, but effective as of December 31, 1998, that certain Fourth Amendment to Credit Agreement dated as of October 8, 1999 (the "Fourth Amendment"), and that certain Fifth Amendment to Credit Agreement, dated as of February 2, 2000, but effective as of February 3, 2000 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         2. Borrower, Lenders and Administrative Lender desire to amend the Fourth Amendment to waive an anticipated Event of Default that would occur pursuant to Section 4.2 of the Credit Agreement as a result of falling below the minimum EBITDA to Interest Charges ratio for the twelve month period ending December 31, 1999.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

         1.       AMENDMENTS TO FOURTH AMENDMENT.

         The first sentence of Section 2 of the Fourth Amendment is hereby deleted in its entirety and replaced with the following:

         "Subject to satisfaction of the conditions of effectiveness set forth in Section 4 of this Fourth Amendment and the termination of the waiver as provided herein, the Lenders hereby waive the anticipated Event of Default with respect to (a) Section 4.5 of the Credit Agreement


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         which would occur as a result of the CBS Stock Transaction, (b)
         Section 4.3 of the Credit Agreement which would occur as a result of exceeding the permitted Capital Expenditures for the fiscal year 1999, and (c) Section 4.2 of the Credit Agreement as a result of falling below the minimum EBITDA to Interest Charges ratio for the twelve month period ending December 31, 1999."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that after giving effect to the amendments contemplated by the foregoing Section 1:

         (1) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty relates expressly to a specified date or is no longer correct because of a change in circumstances permitted by the Loan Documents;

         (2) no event has occurred and is continuing which constitutes a Default or Event of Default;

         (3) Borrower has full power and authority to execute and deliver this Amendment, the Fourth Amendment, and the Credit Agreement, as amended hereby, and this Amendment, the Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (4) neither the execution, delivery and performance of this Amendment, the Fourth Amendment or the Credit Agreement, as amended by this Amendment, will contravene or conflict with any Law to which Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which Borrower or any of its Subsidiaries or any of their respective property is subject; and

         (5) no authorization, approval, consent, or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by Borrower of this Amendment or the acknowledgment of this Amendment by any Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of October 8, 1999, subject to the following:

         (1) Administrative Lender shall have received counterparts of this Amendment executed by Determining Lenders;


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         (2)      Administrative Lender shall have received counterparts of this
Amendment executed by Borrower and acknowledged by each Guarantor; and

         (3) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender reasonably shall require.

         4. GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and
(iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5.       REFERENCE TO THE CREDIT AGREEMENT.

         (1) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended or modified by this Amendment.

         (2) The Credit Agreement, as amended or modified by this Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Lenders as to their rights and responsibilities under the Credit Agreement, as amended by this Amendment).

         7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         10.      ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

===============================================================================

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
===============================================================================


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         IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment to be effective as of the date first above written.

                                           GAYLORD ENTERTAINMENT COMPANY



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                   ---------------------------


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                                       BANK OF AMERICA, N.A., as a Lender, Swing
                                       Line Bank, Issuing Bank and as
                                       Administrative Lender


                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

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                                           THE BANK OF NEW YORK



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

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                                         THE FUJI BANK, LIMITED, ATLANTA AGENCY



                                         By:
                                            --------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

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                                           SUNTRUST BANK, NASHVILLE, N.A.



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

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                                           FIRST AMERICAN NATIONAL BANK



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           CREDIT LYONNAIS NEW YORK BRANCH



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

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                                           PARIBAS



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           WELLS FARGO BANK (TEXAS), NATIONAL
                                           ASSOCIATION



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           FIRST UNION NATIONAL BANK



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           THE SAKURA BANK, LIMITED



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          ATLANTA AGENCY



                                          By:
                                             ---------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

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                                           COMERICA BANK



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           GENERAL ELECTRIC CAPITAL CORPORATION



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           THE SANWA BANK, LIMITED



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           THE BANK OF NOVA SCOTIA



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           WACHOVIA BANK, N.A.



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           BANK OF TOKYO MITSUBISHI TRUST
                                           COMPANY



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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                                           BANK ONE, OKLAHOMA, NATIONAL
                                           ASSOCIATION



                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

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ACKNOWLEDGED AND AGREED:

GAYLORD CREATIVE GROUP, INC.



By:
    ------------------------------------
    Name:
         -------------------------------
    Title:
          ------------------------------


GAYLORD BROADCASTING COMPANY, L.P.

By: Gaylord Communications, Inc.,
    its General Partner



By:
    ------------------------------------
    Name:
         -------------------------------
    Title:
          ------------------------------


OPRYLAND ATTRACTIONS, INC.



By:
    ------------------------------------
    Name:
         -------------------------------
    Title:
          ------------------------------


OLH, G.P.

By: Opryland Hospitality, Inc.



By:
    -----------------------------------
    Name:
         ------------------------------
    Title:
          -----------------------------


ACUFF-ROSE MUSIC PUBLISHING, INC.
(formerly known as OPRYLAND MUSIC
GROUP, INC.)

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By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------


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